UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

Of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) November 7, 2013

CU BANCORP

(Exact name of registrant as specified in its charter)

California	001-35683	90-0779788
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15821 Ventura Boulevard, Suite 100, Encino, California		91436
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (818) 257-7700

Not Applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 7, CU Bancorp (the “Company”) issued a press release reporting that Stephen G. Carpenter, the Company’s Vice Chairman of the Board of Directors had announced his intention to retire from the Board of Directors and his position as Vice Chairman of the Board of Directors effective December 31, 2013.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated November 7, 2013 announcing Stephen G. Carpenter’s planned resignation from the Board of Directors and his position as Vice Chairman of the Board, effective December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2013	CU BANCORP

/s/ Anita Wolman
Anita Wolman Executive Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 7, 2013 announcing Stephen G. Carpenter’s planned resignation from the Board of Directors and his position as Vice Chairman of the Board, effective December 31, 2013.

4